                    USA GROUP SECONDARY MARKET SERVICES, INC.
           QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1997-A
             Interest Period July 28, 1997 through October 26, 1997
            Collection Period July 1, 1997 through September 30, 1997

I. ORIGINAL DEAL PARAMETER INPUTS
(A) Original Bond Balance                                                                                      $544,443,000.00
(B) Original Pool Balance                                                                                      $523,000,949.00
(C) Senior Note Percent                                                                                                  96.50%
(D) Original Senior Note Balance                                                                               $525,387,000.00
(E) Senior Note Interest Margin                                                                                           0.60%
(F) Subordinate Note Percent                                                                                              3.50%
(G) Original Subordinate Note Balance                                                                           $19,056,000.00
(H) Subordinate Note Interest Margin                                                                                      1.25%
(I) Reserve Account
      (i) Initial Deposit Percentage                                                                                      0.40%
      (ii) Initial Deposit Amount                                                                                $2,177,772.00
      (iii) Target Balance (as percent of aggregate outstanding bond balance)                                             0.40%
      (iv) Floor Amount                                                                                          $1,361,108.00


II. INPUTS FROM PREVIOUS QUARTERLY SERVICER REPORTS
(A) Total Outstanding Bond Balance                                                                             $544,443,000.00
(B) Total Bond Factor                                                                                                     1.00000000
(C) Pool Balance                                                                                               $520,505,996.85
(D) Pool Factor                                                                                                           0.99522955
(E) Senior Notes
      (i) Note Balance                                                                                         $525,387,000.00
      (ii) Note Pool Factor                                                                                               1.00000000
      (iii) Principal Shortfall                                                                                          $0.00
(F) Subordinate Notes
      (i) Note Balance                                                                                          $19,056,000.00
      (ii) Note Pool Factor                                                                                               1.00000000
      (iii) Principal Shortfall                                                                                          $0.00
(G) Cumulative Defaults, This Year                                                                                 $306,843.14
(H) Cumulative Defaults to Date                                                                                    $306,843.14
(I) Senior Noteholders' Interest Carryover Shortfall                                                                     $0.00
(J) Senior Noteholders' Interest T-Bill Carryover                                                                        $0.00
(K) Subordinate Noteholders' Interest Carryover Shortfall                                                                $0.00
(L) Subordinate Noteholders' Interest T-Bill Carryover                                                                   $0.00
(M) Draw from Current Period's Collection Account in Prior Periods                                                       $0.00
(N) Reserve Account Balance                                                                                      $2,177,772.00
(O) Collateral Reinvestment Account Balance                                                                      $2,263,663.31

III. INPUTS FOR SERVICING FEE AND ADMINISTRATION FEE
(A) Unpaid Servicing Fees                                                                                                $0.00
(B) Unpaid Administration Fees                                                                                           $0.00
(C) Unpaid Servicing Fee Shortfalls                                                                                      $0.00
(D) Servicing Fees Accrued During Prior 2 months                                                                   $456,948.72
(E) Administration Fees Accrued During Prior 2 months                                                               $34,768.74
(F) Monthly Consolidation Loan Rebate Fee Accrued During Prior 2 months                                            $234,755.00


                    USA GROUP SECONDARY MARKET SERVICES, INC.
           QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1997-A
             Interest Period July 28, 1997 through October 26, 1997
            Collection Period July 1, 1997 through September 30, 1997

                                                                                       From            To        Days      Rate
IV. INTEREST RATE CALCULATION
(A) 91-Day T-Bill
      (i) First Accrual Period                                                        07/28/97      07/28/97     1        5.2500%
      (ii) Second Accrual Period                                                      07/29/97      08/04/97     7        5.2600%
      (iii)Third Accrual Period                                                       08/05/97      08/11/97     7        5.2900%
      (iv) Fourth Accrual Period                                                      08/12/97      08/18/97     7        5.3100%
      (v) Fifth Accrual Period                                                        08/19/97      08/25/97     7        5.2200%
      (vi) Sixth Accrual Period                                                       08/26/97      09/02/97     8        5.2600%
      (vii) Seventh Accrual Period                                                    09/03/97      09/08/97     6        5.2100%
      (viii) Eighth Accrual Period                                                    09/09/97      09/15/97     7        5.1400%
      (ix) Ninth Accrual Period                                                       09/16/97      09/22/97     7        5.0400%
      (x) Tenth Accrual Period                                                        09/23/97      09/29/97     7        5.0300%
      (xi) Eleventh Accrual Period                                                    09/30/97      10/06/97     7        5.0600%
      (xii) Twelfth Accrual Period                                                    10/07/97      10/14/97     8        5.0600%
      (xiii) Thirteenth Accrual Period                                                10/15/97      10/26/97    12        5.1100%
      (xiv) Fourteenth Accrual Period                                                                            0        0.0000%
      (xv) Fifteenth Accrual Period                                                                              0        0.0000%


                                                                                                          Quarterly
(B) Days in Year                                                                                                         365
(C) Actual Days in Interest Period                                                                                        91
(D) Borrower Interest Accrued During Collection Period                                                            $9,039,328.98
(E) Interest Subsidy Payments Accrued During Collection Period                                                    $1,817,241.18
(F) SAP Accrued During Collection Period                                                                             $91,861.87
(G) Reinvestment Earnings Accrued During Collection Period (VIII(A+B+C))                                            $114,021.21
(H) Origination Fees Accrued During Collection Period (VIII(E))                                                      $21,094.31
(I) Servicing and Administration Fees Accrued During Collection Period (III(D)+V(D)+VIII(D))                        $736,030.97
(J) Monthly Consolidation Loan Rebate Fee Accrued During Collection Period                                          $353,106.00
(K) Net Expected Interest Collections (IV(D+E+F+G-H-I-J))                                                         $9,952,221.96
(L) Student Loan Rate with Respect to T-Bill Notes ((IV(B)/IV(C))*IV(K)/(II(A))                                            7.33194%
(M) Senior Note T-Bill Calculation Rate                                                                                    5.76308%
(N) Senior Note Interest Rate (MIN(IV(L),IV(M)))                                                                           5.76308%
(O) Subordinate Note T-Bill Calculation Rate                                                                               6.41308%
(P) Subordinate Note Interest Rate (MIN(IV(L),IV(O)))                                                                      6.41308%


V. SERVICING FEE CALCULATION  -  Monthly
(A) Pool Balance as of the End of the Collection Period                                                             $521,991,787.37
(B) Maximum Servicing Fee Rate (annualized, as percentage of outstanding pool balance)                                         1.00%
(C) Maximum Servicing Fee Amount (V(A)*V(B)/12)                                                                         $434,993.16
(D) Servicing Cost (uncapped servicing fee)                                                                             $226,913.78
(E) Servicing Fee Due (MIN(V(C),V(D)))                                                                                  $226,913.78
(F) Servicing Fee Shortfall (V(D)-V(E))                                                                                       $0.00


VI. CASH INPUTS
(A) Total Interest Collections (Including Liquidations, Not Including Recoveries)                                     $5,242,643.07
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not Including Recoveries)         $14,292,236.76
(C) SAP                                                                                                                 $111,188.90
(D) Subsidy Payments                                                                                                  $1,935,686.77
(E) Recoveries (Principal and Interest) and Other Charges                                                                $12,338.08

VII. OTHER INPUTS (FROM SERVICER)
(A) Accrued Interest to be Capitalized
      (i) Beginning Accrued Interest                                                        $7,554,017.95
      (ii) Beginning Accrued Interest for Purchased (New and Serial) Loans                    $242,903.44
      (iii) Negative Amortization                                                           $3,330,429.74
      (iv) Ending Accrued Interest                                                          $8,356,544.50
      (v) Accrued Interest to be Capitalized (-i-ii+iii+iv)                                                    $3,890,052.85


                USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1997-A
             Interest Period July 28, 1997 through October 26, 1997
            Collection Period July 1, 1997 through September 30, 1997

(B) New Loans
      (i) Outstanding Balance                                                                                        $1,651,861.13
      (ii) Purchase Premium                                                                                             $41,296.53
(C) Serial Loans
      (i) Outstanding Balance                                                                                        $6,426,782.00
      (ii) Purchase Premium                                                                                            $160,669.55
(D) Consolidation Loans
      (i) Consolidation Amount from within the Trust                                                                         $0.00
      (ii) Consolidation Amount from outside the Trust                                                               $4,218,862.63


VIII. INPUTS FROM OTHER SOURCES
(A) Collection Account Investment Income                                                                                $47,600.54
(B) Reserve Account Investment Income                                                                                   $29,405.60
(C) Collateral Reinvestment Account Investment Income                                                                   $37,015.07
(D) Administration Fee                                                                                                  $52,168.47
(E) Loan Origination Fees                                                                                               $21,094.31
(F) Draw from Collection Account of Subsequent Monthly Collections                                                           $0.00
(G) Transfer from Collection Account to the Collateral Reinvestment Account                                         $14,292,236.76
(H) Draw from Collateral Reinvestment Account for Accrued Interest (VII(A)(v))                                       $3,890,052.85
(I) Unpaid Purchase Premium Amounts                                                                                          $0.00


IX. PRINCIPAL INPUTS  -  Quarterly Reconciliation
(A) Student Loan Principal Collections
      (i) Regular Principal Collections                                                        $11,466,373.07
      (ii) Principal Collections from Guarantors                                                $2,811,015.59
      (iii) Principal Collections for Consolidations                                                    $0.00
      (iv) Loan Principal Repurchased by SMS                                                       $14,848.10
      (v) Loan Principal Repurchased by Servicer                                                        $0.00
      (vi) Total Principal Collections (i+ii+iii+iv+v)                                                              $14,292,236.76
(B) Student Loan Principal Additions
      (i) New Loan Additions                                                                    $1,651,861.13
      (ii) Serial Loan Additions                                                                $6,426,782.00
      (iii) Consolidation Loan Additions
            (a) Consolidation Amount from Within the Trust                                              $0.00
            (b) Consolidation Amount from Outside the Trust                                     $4,218,862.63
      (iv) Total Principal Additions (i+ii+iii)                                                                     $12,297,505.76
(C) Non-Cash Principal Adjustments
      (i) Realized Losses                                                                            ($529.72)
      (ii) Waived Principal/Other Adjustments                                                     $410,061.05
      (iii) Total Non-Cash Principal Adjustments (i+ii)                                                                $409,531.33
(D)  Accrued  Interest  to be  Capitalized  (VII(A)(v))  $3,890,052.85  (E)  Net
Reduction/(Increase)       in      Student      Loan      Principal      Balance
(IX(A(vi)-B(iv)+C(iii)-D)) ($1,485,790.52)


X. UNINSURED LOSS AND RECOVERIES REPORTING FOR THE PERIOD  -  Quarterly
(A) Realized Losses
      (i) Principal Amount (IX(C(i)))                                                                ($529.72)
      (ii) Interest Amount                                                                         $29,110.09
      (iii) Total Realized Losses (i+ii)                                                                                $28,580.37
(B) Defaults This Quarter                                                                                            $2,935,045.39
(C) Current Year's Cumulative Defaults (II(G)+X(B))                                                                  $3,241,888.53
(D) Cumulative Defaults to Date (II(H)+X(B))                                                                         $3,241,888.53


                USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1997-A
             Interest Period July 28, 1997 through October 26, 1997
            Collection Period July 1, 1997 through September 30, 1997


XI. PORTFOLIO CHARACTERISTICS

(A) Characteristics of Portfolio at Beginning of Period


                                                             WAC     # Loans        %              $ Amount        %

- Stafford Loans:                                            8.04%   122,408        84.32%      $328,346,173.79    63.08%
- SLS Loans                                                  8.81%     4,338         2.99%       $12,050,102.00     2.32%
- PLUS Loans                                                 8.74%    10,901         7.51%       $42,234,090.93     8.11%
- Consolidation Loans                                        8.84%     7,517         5.18%      $137,875,630.13    26.49%
                                                             -----   -------       -------      ---------------   -------
                                                             8.33%   145,164       100.00%      $520,505,996.85   100.00%

                                                             WAC     # Loans        %              $ Amount        %
 - In School                                                 7.76%    23,435        16.14%       $73,398,131.12    14.10%
 - Grace                                                     7.79%    13,836         9.53%       $44,220,382.24     8.50%
 - Repayment                                                 8.50%    69,081        47.59%      $247,124,948.11    47.48%
 - Forbearance                                               8.49%    17,518        12.07%       $77,535,146.94    14.90%
 - Deferment                                                 8.31%     7,882         5.43%       $30,599,330.10     5.88%
 - Delinquencies                                             8.52%    13,368         9.21%       $47,464,400.34     9.12%
 - Claims Filed Awaiting Payment                             8.56%        44         0.03%          $163,658.00     0.03%
                                                             -----   -------       -------      ---------------   -------
                                                             8.33%   145,164       100.00%      $520,505,996.85   100.00%



(B) Characteristics of Remaining Portfolio


                                                             WAC     # Loans       %              $ Amount        %
- Stafford Loans:                                            8.05%   124,727        84.36%      $327,820,133.23    62.80%
- SLS Loans                                                  9.07%     4,345         2.94%       $11,757,293.69     2.25%
- PLUS Loans                                                 9.00%    11,075         7.49%       $41,380,242.09     7.93%
- Consolidation Loans                                        8.84%     7,706         5.21%      $141,034,118.36    27.02%
                                                             -----   -------       -------      ---------------   -------
                                                             8.36%   147,853       100.00%      $521,991,787.37   100.00%


                                                             WAC     # Loans       %              $ Amount        %
 - In School                                                 7.76%    25,875        17.50%       $81,829,326.32    15.68%
 - Grace                                                     7.78%     8,568         5.79%       $28,832,535.24     5.52%
 - Repayment                                                 8.55%    68,884        46.59%      $236,093,797.40    45.23%
 - Forbearance                                               8.51%    19,922        13.47%       $87,303,474.81    16.73%
 - Deferment                                                 8.31%     9,099         6.15%       $33,955,643.09     6.51%
 - Delinquencies                                             8.53%    14,370         9.72%       $50,066,540.82     9.59%
 - Claims Filed Awaiting Payment                             8.57%     1,135         0.77%        $3,910,469.69     0.75%
                                                             -----   -------       -------      ---------------   -------
                                                             8.36%   147,853       100.00%      $521,991,787.37   100.00%

                                                             WAC     # Loans       %              $ Amount        %
 - 30-60 Days Delinquent                                     8.54%     5,669         3.83%       $19,996,768.15     3.83%
 - 61-90 Days Delinquent                                     8.51%     4,195         2.84%       $14,675,501.89     2.81%
 - 91-120 Days Delinquent                                    8.54%     1,864         1.26%        $6,709,266.49     1.29%
 - More than 120 Days Delinquent                             8.53%     2,642         1.79%        $8,685,004.29     1.66%
 - Claims Filed Awaiting Payment                             8.57%     1,135         0.77%        $3,910,469.69     0.75%
                                                             -----   -------       -------      ---------------   -------
                                                             8.53%    15,505        10.49%       $53,977,010.51    10.34%

                                                             WAC     # Loans       %              $ Amount        %
 - Traditional                                               8.38%    93,235        63.06%      $393,023,060.86    75.29%
 - Vocational/Proprietary                                    8.30%    54,618        36.94%      $128,968,726.51    24.71%
                                                             -----   -------       -------      ---------------   -------
                                                             8.36%   147,853       100.00%      $521,991,787.37   100.00%

                USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1997-A
             Interest Period July 28, 1997 through October 26, 1997
            Collection Period July 1, 1997 through September 30, 1997

A. QUARTERLY CASH
(A) Total Interest Collections  (Including Liquidations, Not Including Recoveries) (VI(A))                             $5,242,643.07
(B) Total Principal Collections (Including Liquidations and Repurchased Contracts, Not Including Recoveries)          $14,292,236.76
(C) SAP (VI(C))                                                                                                          $111,188.90
(D) Subsidy Payments (VI(D))                                                                                           $1,935,686.77
(E) Proceeds of Recoveries (VI(E))                                                                                        $12,338.08
(F) Draw from the Collateral Reinvestment Account for Accrued Interest (VIII(H))                                       $3,890,052.85
(G) Investment Earnings (VIII(A+B+C))                                                                                    $114,021.21
(H) Draw from Current Period's Collection Account in Prior Periods (II(M))                                                     $0.00
(I) Monthly Consolidation Loan Rebate Fee for Quarter (IV(J))                                                            $353,106.00
(J) Transfer from Collection Account to the Collateral Reinvestment Account (VIII(G))                                 $14,292,236.76
(K) Required Distributions
      (i) Servicing Fee Due                                                                                              $683,862.50
      (ii) Administrative Fee Due                                                                                         $52,168.47
      (iii) Senior Noteholders' Interest Distribution Amount                                                           $7,548,879.60
      (v) Subordinate Noteholders' Interest Distribution Amount                                                          $304,682.09
      (vi) Principal Distribution Amount (to Senior Noteholders until paid-off, then to Sub. Noteholders)                      $0.00
      (vii) Total Required Distributions (i+ii+iii+iv+v+vi)                                                            $8,589,592.66
(L) Transfer from Collateral Reinvestment Account for Increase in Available Funds                                              $0.00
      MIN(MIN(II(N),(MIN(0,(A(A+B+C+D+E+F+G-H-I-J-K)))*-1))),F(A+B+C+D+E+F+G),0)
(M) Draw From Reserve Fund due to Insufficient Cash Available                                                                  $0.00
      MIN(MIN(II(N),(MIN(0,(A(A+B+C+D+E+F+G-H-I-J-K)))*-1)))-A(L),0)
(N) Draw from Collection Account of Subsequent Monthly Collections (VIII(F))                                                   $0.00
(O) Total Amount Available for Distributions (A(A+B+C+D+E+F+G-H-I-J+M+N))                                             $10,952,824.88


B. EARLY AMORTIZATION EVENT TRIGGERS                                            (Yes = 1, No = 0)
(A) Has an Event of Default occurred under the Indenture?                                                                          0
(B) Has a Servicer Default occurred under the Servicing Agreement?                                                                 0
(C) Has an Administrator Default occurred under the Administration Agreement?                                                      0
(D) Has an event of insolvency occurred with respect to the Seller?                                                                0
(E) Has the Trust become subject to registration as an investment company under the
      Investment Company Act of 1940?                                                                                              0
(F) Has the percentage by principal balance of proprietary or vocational school loans
      exceeded 30% of the Pool Balance?                                                                                            0
      (i) Principal balance of proprietary or vocational school loans                                                $128,968,726.51
      (ii) Percentage of proprietary or vocational school loans                                                               24.71%
(G) Has the  percentage  by principal  balance of student loans which are not in repayment
      and are not eligible for subsidy exceeded 40% of the Pool Balance?                                                           0
      (i) Principal balance of student loans which are not in repayment and are not eligible for subsidy              $46,239,143.00
      (ii) Percentage of student loans which are not in repayment and are not eligible for subsidy                             8.86%
(H) Has the Excess Spread for this Quarterly  Payment Date and for the preceding
Quarterly Payment
      Date fallen below 1%?  (Not applicable for the first Quarterly Payment Date)                                                 0
(I) Arithmetic average of the Delinquency Percentage as of the end of two successive collection
      periods exceeds 20%                                                                                                          0
(J) Has an Early Amortization Event occured?0 No.The Revolving Period continues.


C. PRINCIPAL DISTRIBUTION AMOUNT
(A) Revolving Period? (Yes = 1,No = 0)                                                                                        1
(B) Required Principal Distribution Amount                                                                                   $0.00


D. DISTRIBUTIONS
(A) Servicing Fee
      (i) Servicing Fee Due (V(E)+III(A))                                                                              $683,862.50
      (ii) Servicing Fee Paid                                                                                          $683,862.50
      (iii) Unpaid Servicing Fee (i-ii)                                                                                      $0.00
(B) Administration Fee
      (i) Administration Fee Due (VIII(D)+III(B)                                                                        $52,168.47
      (ii) Administration Fee Paid                                                                                      $52,168.47
      (iii) Unpaid Administration Fee (i-ii)                                                                                 $0.00

                    USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1997-A
             Interest Period July 28, 1997 through October 26, 1997
            Collection Period July 1, 1997 through September 30, 1997


(C) Senior Note Interest
      (i) Senior Noteholders' Interest Distribution Amount ((II(E)(i)+II(I))*IV(N)*IV(C)/IV(B))                        $7,548,879.60
      (ii) Senior Note Interest Paid                                                                                   $7,548,879.60
      (iii) Senior Note Interest Carryover Shortfall (i-ii)                                                                    $0.00
      (iv) Senior Note Interest T-Bill Carryover Shortfall                                                                     $0.00
(D) Subordinate Note Interest
      (i) Subordinate Noteholders' Interest Distribution Amount ((II(F)(i)+II(K))*IV(P)*IV(C)/IV(B))                     $304,682.09
      (ii) Subordinate Note Interest Paid                                                                                $304,682.09
      (iii) Subordinate Note Interest Carryover Shortfall (i-ii)                                                               $0.00
      (iv) Subordinate Note Interest T-Bill Carryover Shortfall                                                                $0.00
(E) Senior Note Principal
      (i) Senior Note Principal Due                                                                                            $0.00
      (ii) Senior Note Principal Paid                                                                                          $0.00
      (iii) Senior Note Principal Shortfall (i-ii)                                                                             $0.00
(F) Subordinate Note Principal
      (i) Subordinate Notes Principal Due                                                                                      $0.00
      (ii) Subordinate Notes Principal Paid                                                                                    $0.00
      (iii) Subordinate Notes Principal Shortfall (i-ii)                                                                       $0.00
(G) Purchase Premium
      (i) Purchase Premium Amounts Due                                                                                         $0.00
      (ii) Purchase Premium Amounts Paid  (This can only be paid after Revolving Period terminates)                            $0.00
      (iii) Unpaid Purchase Premium Amounts                                                                                    $0.00
(H) "Turbo" Principal
      (i) Senior Note Principal                                                                                                $0.00
      (ii) Subordinate Note Principal                                                                                          $0.00
      (iii) Total "Turbo" Principal   (This can only be paid prior to Parity, after Revolving Period terminates)               $0.00
(I) Senior Note Interest T-Bill Carryover
      (i) Senior Note Interest T-Bill Carryover Due                                                                            $0.00
      (ii) Senior Interest T-Bill Carryover Paid                                                                               $0.00
      (iii) Senior Note Interest T-Bill Carryover Shortfall (i-ii)                                                             $0.00
(J) Subordinate Note Interest T-Bill Carryover
      (i) Subordinate Note Interest T-Bill Carryover Due                                                                       $0.00
      (ii) Subordinate Note Interest T-Bill Carryover Paid                                                                     $0.00
      (iii) Subordinate Note Interest T-Bill Carryover Shortfall (i-ii)                                                        $0.00
(K) Servicing Fee Shortfalls
      (i) Servicing Fee Shortfall Due (V(F)+III(E))                                                                            $0.00
      (ii) Servicing Fee Shortfall Paid                                                                                        $0.00
      (iii) Unpaid Servicing Fee Shortfall (i-ii)                                                                              $0.00


E. RECONCILIATION OF RESERVE ACCOUNT
(A) Beginning Account Balance (II(N))                                                                                  $2,177,772.00
(B) Draw Due to Insufficient Funds (A(M)                                                                                       $0.00
(C) Required Account Balance                                                                                           $2,177,772.00
(D) Account Deposit/(Release)                                                                                                  $0.00
(E) Ending Account Balance (E(A-B+D))                                                                                  $2,177,772.00


                USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1997-A
             Interest Period July 28, 1997 through October 26, 1997
            Collection Period July 1, 1997 through September 30, 1997

F. RECONCILIATION OF COLLATERAL REINVESTMENT ACCOUNT
(A) Beginning Account Balance (II(O))                                                                                  $2,263,663.31
(B) Deposit from Collection Account (VIII(G))                                                                         $14,292,236.76
(C) Deposit from Reserve Fund Release(Deposit can be made only prior to Parity, during Revolving Period)               $2,363,232.22
(D) Draw for Accrued Interest (VIII(H))                                                                              ($3,890,052.85)
(E) Draw for New Loans (VII(B)(i+ii))                                                                                ($1,693,157.66)
(F) Draw for Serial Loans (VII(C)(i+ii))                                                                             ($6,587,451.55)
(G) Draw for Consolidation Loans (VII(D)(ii))                                                                        ($4,218,862.63)
(H) Transfer to Collection Account for Increase in Available Funds (A(L))                                                      $0.00
(I) Ending Account Balance (F(A+B+C+D+E+F+G+H))                                                                        $2,529,607.60


G. ADDITIONAL REPORTING REQUIREMENTS
(A) Senior Notes Interest Rate                          (based on 91-Day T-Bill)                                            5.76308%
(B) Subordinate Notes Interest Rate                     (based on 91-Day T-Bill)                                            6.41308%
(C) Cumulative New Loans This Quarter                                                                                  $1,651,861.13
(D) Cumulative Serial Loans This Quarter                                                                               $6,426,782.00
(E) Cumulative Consolidation Loans This Quarter, From Within the Trust                                                         $0.00
(F) Cumulative Consolidation Loans This Quarter, From Outside the Trust                                                $4,218,862.63
(G) Cumulative Accrued Interest to be Capitalized This Quarter, From Collateral Reinvestment Account                   $3,890,052.85
(H) Cumulative Accrued Interest to be Capitalized This Quarter, From Collections                                               $0.00
(I) Draw From Subsequent Collection Period (VIII(F))                                                                           $0.00
(J) Excess Available Funds Released to SMS                                                                                     $0.00


                                              Beginning of Period                                  End of Period
H. BOND AND POOL BALANCES AND FACTORS
(A) Total Bond Balance                               $544,443,000.00                                $544,443,000.00
(B) Total Bond Factor                                           1.00000000                                     1.00000000
(C) Pool Balance                                     $520,505,996.85                                $521,991,787.37
(D) Pool Factor                                                 0.99522955                                     0.99807044
(E) Senior Note Balance                              $525,387,000.00                                $525,387,000.00
(F) Senior Note Factor                                          1.00000000                                     1.00000000
(G) Senior Note Principal Shortfall                            $0.00                                          $0.00
(H) Subordinate Note Balance                          $19,056,000.00                                 $19,056,000.00
(I) Subordinate Note Factor                                     1.00000000                                     1.00000000
(J) Subordinate Note Principal Shortfall                       $0.00                                          $0.00

                USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1997-A
             Interest Period July 28, 1997 through October 26, 1997
            Collection Period July 1, 1997 through September 30, 1997

(i) The amount of the distribution allocable to principal for the:
      (a) Senior Notes                                                                            (1a)                         $0.00
      (b) Subordinate Notes                                                                       (1b)                         $0.00

(ii) The amount of the distribution allocable to interest for the:
      (a) Senior Notes (For Quarter)                                                              (2a)                 $7,548,879.60
      (b) Subordinate Notes (For Quarter)                                                         (2b)                   $304,682.09

(iii) The interest rates for the:
      (a) Senior Notes (Quarterly)                                                                (3a)                      5.76308%
      (b) Subordinate Notes (Quarterly)                                                           (3b)                      6.41308%

(iv) The Pool Balance as of the close of business on the last day of the Collection Period        (4)                $521,991,787.37

(v) The ending aggregate outstanding principal balance for the:
      (a) Senior Notes                                                                            (5a)               $525,387,000.00
      (b) Subordinate Notes                                                                       (5b)                $19,056,000.00

(vi) The ending outstanding bond factors for the:
      (a) Senior Notes                                                                            (6a)                    1.00000000
      (b) Subordinate Notes                                                                       (6b)                    1.00000000

(vii) The amount of the Servicing Fee
      Paid for Month 1                                                                                                   $227,763.12
      Paid for Month 2                                                                                                   $229,185.60
      Paid for Month 3                                                                                                   $226,913.78
      (a) Paid for the Quarter                                                                    (7a)                   $683,862.50
      (b) Unpaid for the Quarter                                                                  (7b)                         $0.00

(viii)  The amount of the Administration Fee
      Paid for Month 1                                                                                                    $17,354.51
      Paid for Month 2                                                                                                    $17,414.23
      Paid for Month 3                                                                                                    $17,399.73
      (a) Paid for the Quarter                                                                    (8a)                    $52,168.47
      (b) Unpaid for the Quarter                                                                  (8b)                         $0.00

(ix) The amount of Monthly Consolidation Loan Rebate Fee
      Paid for Month 1                                                                                                    116,672.00
      Paid for Month 2                                                                                                    118,083.00
      Paid for Month 3                                                                                                    118,351.00
      (a) Paid for the Quarter                                                                    (9a)                   $353,106.00

(x) The amount of aggreate Realized Losses for the Collection Period                              (10)                    $28,580.37

                USA GROUP SECONDARY MARKET SERVICES, INC.

           QUARTERLY SERVICING REPORT -- SMS Student Loan Trust 1997-A
             Interest Period July 28, 1997 through October 26, 1997
            Collection Period July 1, 1997 through September 30, 1997

(xi) Interest Carryover Shortfall Amounts
      (a) Senior Notes Previous Interest Carryover Shortfall                                             (11a)                 $0.00
      (b) Senior Notes Current Interest Carryover Shortfall                                              (11b)                 $0.00
      (c) Subordinate Notes Previous Interest Carryover Shortfall                                        (11c)                 $0.00
      (d) Subordinate Notes Current Interest Carryover Shortfall                                         (11d)                 $0.00

(xii) Interest T-Bill Carryover Shortfall Amounts
      (a) Senior Notes Previous Interest T-Bill Carryover Shortfall                                      (12a)                 $0.00
      (b) Senior Notes Current Interest T-Bill Carryover Shortfall                                       (12b)                 $0.00
      (c) Subordinate Notes Previous Interest T-Bill Carryover Shortfall                                 (12c)                 $0.00
      (d) Subordinate Notes Current Interest T-Bill Carryover Shortfall                                  (12d)                 $0.00

(xiii) Principal Shortfall Amounts
      (a) Senior Notes Previous Principal Shortfall                                                      (13a)                 $0.00
      (b) Senior Notes Current Principal Shortfall                                                       (13b)                 $0.00
      (c) Subordinate Notes Previous Principal Shortfall                                                 (13c)                 $0.00
      (d) Subordinate Notes Current Principal Shortfall                                                  (13d)                 $0.00

(xiv) Loans Repurchased this Period                                                                      (14)             $14,848.10

(xv) Reserve Account Balance                                                                             (15)          $2,177,772.00

(xvi) Collateral Reinvestment Account Balance                                                            (16)          $2,529,607.60

(xvii) Loans Conveyed/Originated (from outside the trust) this Period                                    (17)         $12,297,505.76



USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator




/s/ Stephen W. Clinton


Stephen W. Clinton
President

                          SMS STUDENT LOAN TRUST 1997-A


                              OFFICERS' CERTIFICATE



In accordance with Section 11.02 of the Indenture dated as of April 1, 1997, between SMS Student Loan Trust 1997-A, a Delaware trust (the "Issuer") and BANKERS TRUST COMPANY, a New York banking corporation, as trustee and not in its individual capacity (the " Indenture Trustee")(such Indenture hereinafter referred to as the "Indenture"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator and for purposes of the certificate required of the Issuer under Section 11.01 (b)(v) of the Indenture, hereby certify that (i) all dispositions of Collateral described in clauses (A) and (B) of Section 11.01 (b)(v) of the Indenture that occurred during the immediately preceding three calendar months were in the ordinary course of the Issuer's business and (ii) the proceeds thereof were applied in accordance with the Basic Documents.

Terms used herein and not specifically herein defined shall have the meaning ascribed to them in the Indenture.


In witness whereof, the undersigned have signed their names on behalf of the Administrator on October 22, 1997.


USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator


/s/ Cheryl E. Watson                              /s/ Stephen W. Clinton
---------------------                             ------------------------
Cheryl E. Watson                                  Stephen W. Clinton
Senior Vice President                             President

                          SMS STUDENT LOAN TRUST 1997-A


                                   ADDENDUM




Neither the Issuer nor the Administrator believe that the financial statements of the guarantors of the Financed Student Loans are material. However, Noteholders have the right to receive a copy of such financial statements of the guarantors upon written request. Send written request:


if to United Student Aid Funds, Inc.

                 United Student Aid Funds, Inc.
                 P.O. Box 7039
                 Indianapolis, IN 46207-7039
                 Attention:  Carol Webber



if to Iowa College Student Aid Commission

                 Iowa College Student Aid Commission
                 200 10th Street, 4th Floor
                 Des Moines, IA 50309-3609
                 Attention:  Gary W. Nichols

                         SMS STUDENT LOAN TRUST 1997-A


                           ADMINISTRATOR'S CERTIFICATE

In accordance with Section 2(g) of the Administration Agreement dated as of April 1, 1997, among SMS STUDENT LOAN TRUST 1997-A, a Delaware trust (the "Issuer"), USA GROUP SECONDARY MARKET SERVICES, INC., a Delaware corporation, as administrator (the "Administrator"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), the undersigned, in their official capacities as Authorized Officers, on behalf of the Administrator, hereby certify the following statement to Noteholders:


Quarterly Payment Date:       October 27, 1997

(i) Amount of principal being paid or distributed:

    (a) Senior            $0.00          $0.00   *0per $1,000 original principal
                          -----          -----    amount of Notes

    (b) Subordinate       $0.00          $0.00   *0per $1,000 original principal
                          -----          -----    amount of Notes

* Portion of each sum amount attributable to Reserve Account Excess:    $0.00
                                                                        -----

(ii) Amount of interest being paid or distributed:

    (a) Senior        $7,548,879.60      $13.87    per $1,000 original principal
                                         ------    amount of Notes

    (b) Subordinate     $304,682.09      $0.56     per $1,000 original principal
                                         ------    amount of Notes

(iii) Amount of Senior Noteholders' Interest T-Bill carryover being paid or distributed (if any) and amount remaining (if any):

    (a) Distributed:          $0.00      $0.00     per $1,000 original principal
                              -----      -----     amount of Notes

    (b) Balance:              $0.00      $0.00     per $1,000 original principal
                              -----      -----     amount of Notes

(iv) Amount of Subordinate Noteholders' Interest T-Bill carryover being paid or distributed (if any) and amount remaining (if any):

    (a) Distributed:          $0.00      $0.00     per $1,000 original principal
                              -----      -----     amount of Notes

    (b) Balance:              $0.00      $0.00     per $1,000 original principal
                              -----      -----     amount of Notes

(v)  Pool Balance at end of related Collection Period:           $521,991,787.37
                                                                 ---------------

(vi) After giving effect to distributions on this Quarterly Payment Date:

     (a)(1) outstanding principal amount of Senior Notes:        $525,387,000.00
                                                                 ---------------

        (2) Senior Note Pool Factor:                                   1.0000000
                                                                       ---------

     (b)(1) outstanding principal amount of Subordinate Notes:    $19,056,000.00
                                                                  --------------

        (2) Subordinate Note Pool Factor:                              1.0000000
                                                                       ---------

(vii) Applicable Note Rate:
      In general:

      (1) T-Bill for Quarterly Interest Period commencing on the previous Quarterly Payment Date was: 5.16308%
                                      --------

      (2) the Student Loan Rate was:  7.33194%
                                      --------

      Senior Note Rate:       5.736308%  (based on T-Bill Rate)

      Subordinate Note Rate:  6.41308%   (based on T-Bill Rate)
(viii) Amount of Servicing Fee for related Collection Period including a breakdown of the components of the Servicing Fee attributable to each of the items specified in clauses II (i) through (ix) of Section 3.06 of the Servicing Agreement and the amount of any Servicing Fee Shortfall for such Quarterly Payment Date and for each Monthly Payment Date following the immediately preceding Quarterly Payment Date:
                                                                     $683,862.50
                                                                  --------------

In-School Loans                                                       $48,902.95
Grace/Repayment/Deferral/Forbearance Loans                           $489,714.07
Consolidation Loan Notification Packets                                  $465.00
Consolidation Loan Origination Fee                                    $14,025.00
Claims/Bankruptcy/Ineligible Processing Fee                           $45,100.00
Storing and Warehousing Fee                                           $21,456.40
Serial Loan System Transfer Fee                                            $0.00
Regulatory Fee                                                        $64,199.08
System Development Fee                                                     $0.00
                                                                  --------------
                                                                     $683,862.50

(ix)  Amount of Administration Fee for related Collection Period:     $52,168.47
                                                                      ----------
      $0.10  per $1,000 original principal amount of Notes
      -----

(x)   Aggregate amount of Realized Losses (if any) for the related
      Collection Period:                                              $28,580.37
                                                                      ----------

(xi) Financed  Student Loans  delinquent  at end of related  Collection  Period:
               15,505 ; number  of  delinquent  loans
          $53,977,010   aggregate  unpaid  principal

balance of delinquent loans

(xii) Withdrawal from Reserve Account on related Quarterly Payment Date (other than Reserve Account Excess) and on any Monthly Payment Date since the preceding
Quarterly Payment Date (list each withdrawal separately):                  $0.00
                                                                           -----
Purpose   n/a
                                       B-2


Reserve Account Excess on related Quarterly Payment Date                                                         $2,363,232.22
                                                                                                                 -------------

Principal balance of Notes to be paid to reach Parity Date                                                      $22,451,212.63
                                                                                                                --------------

(xiii) Deposits to Collateral Reinvestment Account during related Collection Period:                             $8,226,545.61
                                                                                                                 -------------

       Amount to be deposited on related Quarterly Payment Date:                                                 $6,065,691.15
                                                                                                                 -------------

       Withdrawal from Collateral Reinvestment Account during related Collection Period:                        $16,389,524.69
                                                                                                                --------------

(xiv)  Amount in the Reserve Account (after giving effect to (xii)):                                             $2,177,772.00
                                                                                                                 -------------

(xv)   Amount in the Collateral Reinvestment Account (after giving effect to (xiii)):                            $2,529,607.60
                                                                                                                 -------------

            (xvi)  Consolidation Loans:

                          188  loans with aggregate  principal balance of
                $4,218,862.63 were originated during related Collection Period $4,218,862.63 withdrawal from Collateral Reinvestment Account to fund the origination of Consolidation Loans during related Collection Period.

            (xvii) Add-on Consolidation Loans:

                            0  loans with aggregate  principal balance  of
                        $0.00 were added to the principal balance of a Consolidation Loan
                        $0.00 withdrawal from Collateral Reinvestment Account to fund the addition of the principal balances of Add-on Consolidation Loans during the related Collection Period

            (xviii)Serial Loans:
                                           1,998 loans
                                   $6,426,782.00 aggregate principal balance
                                     $160,669.56 (portion represented by
                                                 Purchase  Premium Amounts) were
                                                 purchased  during  the  related
                                                 Collection Period.

            (xix)  New Loans:
                                            506  loans
                                   $1,651,861.13 aggregate principal balance
                                      $41,296.53 (portion     represented     by
                                                 Purchase  Premium Amounts) were
                                                 purchased  during  the  related
                                                 Collection Period.

            (xx) Financed  Student  Loans in the following  categories as of the end of the related Collection Period:


                                                  Weighted Average        Number of                         Principal
                                                   Interest Rate            Loans                            Balance
                                                 -------------------  ------------------              ----------------------
            Status Type:
            In-School                             7.76%                        25,875                         $81,829,326.32
            Grace                                 7.78%                         8,568                         $28,832,535.24
            Repayment                             8.55%                        68,884                        $236,093,797.40
            Forbearance                           8.51%                        19,922                         $87,303,474.81
            Deferment                             8.31%                         9,099                         $33,955,643.09
            Delinquencies                         8.53%                        14,370                         $50,066,540.82
            Claims Filed Awaiting Payment         8.57%                         1,135                          $3,910,469.69
                                                                       ------------------              ----------------------
                                                  8.36%                       147,853                        $521,991,787.37



                                                  Weighted Average        Number of                         Principal
                                                   Interest Rate            Loans                            Balance
                                                 -------------------  ------------------              ----------------------
            Delinquencies:
            30-60 Days                            8.54%                         5,669                         $19,996,768.15
            61-90 Days                            8.51%                         4,195                         $14,675,501.89
            91-120 Days                           8.54%                         1,864                          $6,709,266.49
            More than 120 Days Delinquent         8.53%                         2,642                          $8,685,004.29
            Claims Filed Awaiting Payment         8.57%                         1,135                          $3,910,469.69
                                                                      ------------------              ----------------------
                                                  8.53%                        15,505                         $53,977,010.51

            Loan Type:
            Stafford Loans                        8.05%                       124,727                        $327,820,133.23
            SLS Loans                             9.07%                         4,345                         $11,757,293.69
            PLUS Loans                            9.00%                        11,075                         $41,380,242.09
            Consolidation Loans                   8.84%                         7,706                        $141,034,118.36
                                                                      ------------------              ----------------------
                                                  8.36%                       147,853                        $521,991,787.37

            School Type:
            Traditional                           8.38%                        93,235                        $393,023,060.86
            Vocational/Proprietary                8.30%                        54,618                        $128,968,726.51
                                                                      ------------------              ----------------------
                                                  8.36%                       147,853                        $521,991,787.37



In witness whereof, the undersigned have signed their names on behalf of the Corporation on October 22, 1997.

USA GROUP SECONDARY MARKET SERVICES, INC.
Administrator





/s/ Stephen W. Clinton                           /s/ J. David Maas


Stephen W. Clinton                               J. David Maas
President                                        Treasurer
